                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          BENTON OIL AND GAS COMPANY
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     [LOGO OF BENTON OIL AND GAS COMPANY]



June 21, 1995



Dear Fellow Stockholder:

You are cordially invited to attend the 1995 Annual Meeting of Stockholders of Benton Oil and Gas Company to be held on Wednesday, July 26, 1995, at the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California at 3:00 p.m. For those stockholders wishing to stay at the Four Seasons Biltmore Hotel, there are a limited number of rooms available the nights of July 25, 26 and 27, at significantly reduced rates. Please mention that you are a Benton stockholder when making your reservation.

The matters to be acted on at the meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

During this meeting, we will report on the operations of the Company during 1994 and its plans for 1995. Your board of directors, executive officers and management look forward to personally greeting and answering the questions of those stockholders able to attend.

It is important that your shares be represented at the meeting. Please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience. There is a space on the enclosed proxy for you to indicate if you will be able to attend the meeting. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

It is always a pleasure to meet with our stockholders, and we personally look forward to seeing as many of you as possible at the Annual Meeting.


                                       Sincerely,



                                       A. E. BENTON
                                       Chairman of the Board,
                                       Chief Executive Officer and President

                           BENTON OIL AND GAS COMPANY
                         1145 EUGENIA PLACE, SUITE 200
                         CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-5600


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of Benton Oil and Gas Company, a Delaware corporation (the "Company"), will be held at the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California on the 26th day of July, 1995 at 3:00 p.m., Pacific Daylight Time, for the following purposes:

     1.  To elect (5) five directors to the Board of Directors for terms of one
         (1) year or until their successors are elected and qualified;

     2. To approve an amendment to the Company's Directors' Stock Option Plan to increase the number of shares authorized to be issued thereunder from 200,000 shares to 400,000 shares;

     3. To approve and ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1995; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Only stockholders of record at the close of business on June 21, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The stock transfer books will not be closed. A list of stockholders of the Company as of June 21, 1995 will be available for inspection by stockholders of the Company at the offices of the Company during the ten (10) days immediately preceding the date of the Annual Meeting.

                                       By Order of the Board of Directors



                                       TONI L. JACKSON
                                       Secretary

June 21, 1995



                                   IMPORTANT

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY

                           BENTON OIL AND GAS COMPANY
                         1145 EUGENIA PLACE, SUITE 200
                         CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-5600


                              ____________________

                                PROXY STATEMENT
                              ____________________



   The accompanying Proxy is solicited by the Board of Directors of Benton Oil and Gas Company (the "Company") for use at the Annual Meeting of Stockholders to be held on July 26, 1995, at 3:00 p.m., Pacific Daylight Time, at the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California, or at any adjournments thereof. When the Proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Stockholders attached hereto. The shares represented by any Proxy which directs abstention on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by Proxy at the Annual Meeting. Broker non-votes on the proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares, and as shares not entitled to vote on the proposal as to which there is a broker non-vote. Any stockholder may revoke his or her Proxy at any time before it is voted by delivering a later Proxy to the Secretary of the Company at the Company's principal office. A stockholder may also revoke his or her Proxy at any time before it is voted at the Annual Meeting by delivering a later Proxy to the Secretary of the Company, or by voting in person at the Annual Meeting. The cost of the solicitation of Proxies will be borne by the Company.

   Only stockholders of record at the close of business on June 21, 1995 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

   The Company has outstanding only common stock, $.01 par value (the "Common Stock"), of which 25,106,993 shares were issued and outstanding at the close of business on June 21, 1995. Each outstanding share of Common Stock is entitled to one vote.

   This Proxy Statement, together with the Notice of Annual Meeting of Stockholders, Proxy and the Annual Report of the Company for the fiscal year ended December 31, 1994, was first mailed to stockholders on or about June 23, 1995.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information with respect to (i) each person known to the Company to be the beneficial owner of more than five percent of the issued and outstanding Common Stock of the Company as of June 21, 1995, (ii) the directors, (iii) the executive officers, and (iv) all officers and directors as a group. The Common Stock ownership information includes current stockholdings, Common Stock subject to options under the Company's stock option plans which are currently exercisable or exercisable within 60 days and securities which are convertible into shares of Common Stock within 60 days.



NAME AND ADDRESS OF                                  SHARES BENEFICIALLY      PERCENTAGE OF SHARES
BENEFICIAL OWNER                                            OWNED           BENEFICIALLY OWNED (1)

- ---------------------------------------------------------------------------------------------------
Scudder, Stevens & Clark, Inc.                             2,275,900  (2)                      9.06%
Scudder, Stevens & Clark of Canada Ltd.
Scudder, Stevens & Clark du Canada Ltee.
   345 Park Avenue
   New York, NY  10154

A.E. Benton                                                1,285,000  (3)                      4.98%

William H. Gumma                                             275,000  (4)                      1.08%

David H. Pratt                                               291,667  (5)                      1.16%

Bruce M. McIntyre                                             90,000  (6)                        *

Michael B. Wray                                              100,300  (7)                        *

Richard W. Fetzner                                            61,667  (8)                        *

All directors and executive officers as a group            2,619,000  (9)                      9.74%
    (11 persons)

- -----------------------

     *Less than 1%

(1) The percentage of Common Stock is based upon 25,106,993 shares of Common Stock outstanding as of June 21, 1995.

(2) The number of shares and the nature of beneficial ownership of Scudder, Stevens & Clark, Inc. is as of March 31, 1995 and is based upon the
     Schedule 13F and Schedule 13G filed with the Securities and Exchange Commission by Scudder, Stevens & Clark, Inc., on behalf of itself and the two other entities listed above. Pursuant to such Schedule 13G, Scudder, Stevens & Clark, Inc., Scudder, Stevens & Clark of Canada Ltd., and Scudder, Stevens & du Canada Ltee., registered investment advisors and reporting persons, reported sole dispositive power with respect to all such shares and disclaimed beneficial ownership.

(3) Includes 685,000 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(4) Includes 275,000 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(5) Includes 131,667 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(6) Includes 80,000 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(7) Includes 80,000 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(8) Includes 61,667 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

(9) Includes 1,781,002 shares subject to options which are currently exercisable or exercisable within 60 days after June 21, 1995, under the Company's stock option plans.

                      PROPOSAL 1. - ELECTION OF DIRECTORS

GENERAL

   The Bylaws of the Company provide for a Board of Directors composed of five directors. Directors are elected at the annual stockholders' meeting and hold office until the next annual stockholders' meeting or until their successors are elected and qualified. The Company's five current directors are A.E. Benton, Bruce M. McIntyre, Michael B. Wray, Richard W. Fetzner and William H. Gumma.

   Except where authority to vote is withheld, the proxyholders will vote the Proxies received by them FOR the nominees shown below for terms of one year or until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the Proxies will be voted by the proxyholders for such other persons as may be designated by the present Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION REGARDING NOMINEES

   The following information was supplied to the Company by the listed nominees of the Company.


                                                                           FIRST YEAR ELECTED
NAME                    AGE             PRINCIPAL OCCUPATION                       OR
                                                                           APPOINTED DIRECTOR
- -----------------------------------------------------------------------------------------------
A. E. Benton             52   Chairman of the Board, Chief Executive             1988
                              Officer and President

Bruce M. McIntyre        67   Private Investor; Oil and Gas Consultant           1988

Michael B. Wray          59   Independent Financial Consultant                   1988

Richard W. Fetzner       66   Associate Professor of California                  1990
                              Lutheran University

William H. Gumma         47   Senior Vice President - Operations of              1994
                              the Company


A. E. BENTON.

   A. E. Benton, founder of the Company, was first elected President, Chief Executive Officer and Chairman of the Board of the Company in September 1988.
He has served as director of the Company since September 1988. From 1986 to October 1988, Mr. Benton was employed as president and director of Benton Petroleum Company. From 1981 to 1986, Mr. Benton was employed by May Petroleum Inc., becoming its senior vice president of exploration. From 1979 to 1981, Mr. Benton was employed by TransOcean Oil Company and, upon TransOcean's acquisition by Mobil Oil Corporation, he was employed by another subsidiary of Mobil Oil Corporation as manager of geophysics. He was employed from 1968 to 1979 by Amoco Oil Company in various positions, including director of applied geophysical research. Mr. Benton has a B.S. degree in geophysics from California State University. Mr. Benton serves as a director of First Seismic Corporation.

BRUCE M. MCINTYRE.

   Bruce M. McIntyre has served as director of the Company since November 1988. Mr. McIntyre is a private investor and a consultant in the oil and gas industry, in which he has been involved since 1952. He also serves in a management capacity with several small, private companies in the energy field. He currently serves as a director of MSC Corp., a private company which manages oil wells in Illinois. From 1981 to 1984, Mr. McIntyre served as president of Rocky Mountain Exploration Company, ultimately negotiating its merger into Carmel Energy, Inc., on whose board of directors he served until March 1986. Prior to that time, Mr. McIntyre held various management positions with C&K Petroleum, Inc. (now ENSTAR Petroleum, Inc.), Jenney Oil Company and Sinclair Oil & Gas Company. Mr. McIntyre is a graduate of Harvard College and the Harvard University Graduate School of Business Administration.

MICHAEL B. WRAY.

   Michael B. Wray has served as director of the Company since November 1988. Mr. Wray is currently serving as a consultant to the Company and Chairman of the Finance Committee. From January 1992 until July 1993, Mr. Wray served as vice president-finance and administration of Del Mar Operating, Inc. From 1985 through 1991, and currently, Mr. Wray had been and is an independent financial consultant to oil and gas exploration and production companies. From 1979 to 1985, Mr. Wray served as a senior financial officer of Guardian Oil Company, Huffco Petroleum Corporation and May Petroleum, Inc. Prior to that time, Mr. Wray worked for over 15 years in New York as an investment banker, security analyst and officer in various investment firms including Donaldson, Lufkin & Jenrette, Inc., Drexel & Co. and L.F. Rothschild & Co. Mr. Wray began his career as an attorney with Morgan, Lewis & Bockius in Philadelphia. Mr. Wray holds a B.A. degree from Amherst College and a law degree from Columbia Law School.

RICHARD W. FETZNER.

   Richard W. Fetzner has served as director of the Company since May 1990. Since 1989, Dr. Fetzner has been an associate professor of business administration at California Lutheran University in Thousand Oaks, California. From 1984 to 1989, Dr. Fetzner served in various academic capacities at the University of Singapore and California Lutheran University and was a consultant to the World Bank. From 1979 to 1984, Dr. Fetzner served as group vice president of Sun Company, Inc. and president of Sun Exploration and Production Company in Dallas, Texas. From 1958 to 1979, he served in various management and professional positions with Sun Oil Company and its subsidiaries including president of Sun International, Inc. and Sun Marine Transport, Inc. Dr. Fetzner holds a B.A. from Augustana College, an M.S. in geology from the University of Wisconsin, a Ph.D. in geology and economics from the University of Wisconsin and an M.B.A. from Drexel University. Dr. Fetzner is the father-in-law of Clarence Cottman, III, an officer of the Company.

WILLIAM H. GUMMA.

   William H. Gumma was first elected Vice President -- Gulf Coast Operations in August 1989 and was elected Senior Vice President-Operations of the Company in September 1990. In September 1994, Mr. Gumma was appointed a director of the Company to fill a vacancy on the Board of Directors. From 1988 to 1989, Mr. Gumma was chief geophysicist-international for Maxus Energy Corp. (formerly Diamond Shamrock, Inc.), where he directed geophysical exploration in Europe, South America and North Africa. From 1986 to 1988, Mr. Gumma served as vice president of exploration for BHB Petroleum, Inc. From 1983 to 1986, Mr. Gumma served as chief geophysicist and later as Gulf Coast exploration manager for May Petroleum Inc. From 1980 to 1983, Mr. Gumma served as chief geophysicist for Spectrum Oil and Gas Company. From 1978 to 1980, he was district geophysicist for Inexco Oil Company. From 1972 to 1978, Mr. Gumma was employed by Amoco Oil Company in various positions. Mr. Gumma received his B.S. from the Colorado School of Mines and his M.S. in geophysics from Oregon State University.

MEETINGS AND COMMITTEES OF THE BOARD

   The Board of Directors, pursuant to its powers, has designated a Compensation Committee, an Audit Committee and a Finance Committee. The Board of Directors has no Nominating Committee or other committee which performs similar functions. The Board of Directors held four regularly scheduled meetings, held four telephonic meetings, and took nine actions in writing without a meeting during the year ended December 31, 1994. Each member of the Board of Directors attended at least 75% of the aggregate number of meetings held in 1994 of the Board of Directors and the number of meetings held by all committees of the Board on which he served.

   The Compensation Committee is responsible for making recommendations to the Board of Directors regarding salaries, benefits and bonuses to be paid to Company officers, employees and consultants. In addition, the Compensation Committee has responsibility for the administration of the Company's stock option plans. Messrs. McIntyre, Wray and Fetzner are presently members of this committee. During the year ended December 31, 1994, the Compensation Committee held three meetings and took three actions in writing without a meeting.

   The primary functions of the Audit Committee include making recommendations to the Board of Directors on the selection of the Company's auditors, reviewing the arrangements and scope of the independent auditors' examination, meeting with the independent auditors to review the adequacy of internal controls, reviewing the scope of internal audit procedures and performing any other duties or functions deemed appropriate by the Board of Directors. Messrs. Fetzner and McIntyre are presently members of this committee. The Audit Committee held two meetings during the year ended December 31, 1994.

   In June 1994, in recognition of the complex nature of the financing and reporting requirements of the Company, particularly related to the future financing of its international projects, the Board of Directors of the Company formed the Finance Committee of the Board. The Finance Committee is responsible for reviewing the terms of proposed financings and making recommendations to the Board of Directors. Messrs. Benton, McIntyre and Wray are presently members of this committee. The Finance Committee held one meeting during the year ended December 31, 1994.

                                    MANAGEMENT

INFORMATION REGARDING EXECUTIVE OFFICERS

Information with respect to the executive officers of the Company as of June 21, 1995 is set forth below:


NAME                          AGE                             POSITION
- ---------------------------   ---   ------------------------------------------------------------

   A.E. Benton (1)             52   Chairman of the Board; Chief Executive Officer; President
   William H. Gumma (1)        47   Senior Vice President - Operations
   David H. Pratt              45   Vice President - Finance; Chief Financial Officer; Treasurer
   Joseph C. White             64   Vice President - Operations
   Clarence Cottman, III       39   Vice President - Business Development
   E. Sven Hagen               38   Vice President - Exploration and Development
   Gregory S. Grabar           40   Vice President - Corporate Development and Administration
   Chris C. Hickok             37   Vice President - Controller; Chief Accounting Officer
- ---------------------

   (1) See "Information Regarding Nominees."

DAVID H. PRATT was first elected Vice President-Finance, Chief Financial Officer and Treasurer in April 1989. From 1987 to 1989, Mr. Pratt was a consultant in the accounting services and systems industry. From 1982 to 1987, Mr. Pratt was employed by May Petroleum Inc., becoming assistant treasurer. He also served as budget and planning manager, and managed corporate and partnership investor relations and other administrative areas. From 1974 to 1982, Mr. Pratt was employed by Arthur Andersen & Co. and he became a Certified Public Accountant in 1975. Mr. Pratt holds B.S. and M.B.A. degrees from Texas Christian University.

JOSEPH C. WHITE was elected Vice President-Operations of the Company in February 1993. Previously, Mr. White was president of J.C. White and Associates, Inc., an independent consulting firm that prepared the Company's independent reserve reports from 1988 through 1992. Mr. White was employed by Texaco for 30 years in a variety of engineering and management positions. In 1968, he was appointed assistant to the vice president for Latin America and Trinidad in Texaco's New York City executive office and in 1971 was appointed assistant to the senior vice president for Texaco's worldwide producing operations. In 1972, he was appointed assistant division manager for Texaco's Denver Division in Colorado. In this position, he was responsible for all engineering and operational matters for Texaco's operations in the Rocky Mountain area.

CLARENCE COTTMAN, III was first appointed Land Manager in June 1989, was elected Vice President-Land of the Company in September 1990 and was elected Vice President-Business Development in July 1993. Mr. Cottman, a Certified Petroleum Landman, was previously employed by Oryx Energy Company (formerly Sun Exploration and Production Company) from June 1982 to May 1989. Mr. Cottman had held a variety of exploration and production land positions in Oryx's Dallas, Houston, and Denver offices. Most recently, he was district landman for Oryx in Ventura, California, and responsible for all land activity on the West Coast. Mr. Cottman holds a B.A. degree from Rochester Institute of Technology and an M.B.A. from the University of Rhode Island. Mr. Cottman is the son-in-law of Richard W. Fetzner.

E. SVEN HAGEN was first appointed gulf coast geologist in March 1990 and was elected Vice President-Exploration and Development in April 1995. From March 1987 to February 1990, Mr. Hagen was employed by Shell Oil Company as an exploration geologist responsible for the technical evaluation of the oil and gas potential of West Africa salt basins including Angola, Congo, Gabon and Namibia. From December 1985 to February 1987, Mr. Hagen was employed by Standard Oil Production Company as an Exploration Geologist. Mr. Hagen holds a B.A. degree in geology from the University of California at Santa Barbara and a Ph.D. in geology from the University of Wyoming.

GREGORY S. GRABAR was first elected Vice President-Corporate Development and Administration in April 1993 and was first appointed manager of administration in October 1990. From 1989 to 1990, Mr. Grabar was in the corporate finance department of Citicorp Real Estate, Inc. From 1988 to 1989, Mr. Grabar was a consultant in the accounting services industry. From 1981 to 1988, Mr. Grabar was a vice president in the corporate finance department at Bateman Eichler, Hill Richards, Inc., a Kemper Securities Inc. company. From 1977 to 1981, Mr. Grabar was in both the audit and tax departments of Arthur Andersen & Co. and became a Certified Public Accountant. Mr. Grabar graduated cum laude from California State University with a B.A. in business administration and received his M.B.A. from the University of California at Los Angeles.

CHRIS C. HICKOK was first appointed controller in November 1991 and was elected Vice President-Controller in January 1995. From March 1979 to September 1991, Mr. Hickok was employed by Mission Resources, Inc. and held various positions in the accounting and finance department including financial analyst, assistant controller and controller. Mr. Hickok holds a B.S. degree in business administration from California State University at Hayward and is a Certified Management Accountant.

                                    EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICERS

   The following table sets forth as to the Chief Executive Officer and the most highly compensated executive officers, whose annual salaries and bonuses exceeded $100,000, information regarding all forms of compensation paid or payable by the Company for services in all capacities for the years indicated.


                                        SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                          ANNUAL COMPENSATION                    AWARDS
                              ------------------------------------------     ------------
                                                                OTHER                          ALL OTHER
NAME AND                              SALARY      BONUS     COMPENSATION     OPTIONS/SARS    COMPENSATION
PRINCIPAL POSITION            YEAR      ($)        ($)           ($)              (#)             ($)
- ----------------------------------------------------------------------------------------------------------
A. E. Benton,                 1994   $250,000    $     0         (1)              250,000        $473 (2)
Chief Executive Officer,      1993    165,000     50,000                          125,000         448
President                     1992    165,000     35,000                          150,000         442

William H. Gumma              1994    175,000     20,000         (1)              100,000         273 (2)
Senior Vice President -       1993    125,000     30,000                           50,000         195
Operations                    1992    105,000     20,000                           75,000         208

David H. Pratt                1994    110,000          0         (1)               20,000         181 (2)
Vice President - Finance      1993     90,000     20,000                           15,000         183
                              1992     90,000          0                           20,000         170

- -----------------------

(1) The aggregate amount of prerequisite compensation to be reported herein is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(2) Represents premiums paid by the Company with respect to term life insurance for the benefit of the named executive officer.

   The following table shows information concerning options to purchase Common Stock granted to certain individuals during 1994.


                                       % OF TOTAL
                                      OPTIONS/SARS                                   GRANT
                                       GRANTED TO       EXERCISE                      DATE
                      OPTIONS/SARS    EMPLOYEES IN         OR         EXPIRATION    PRESENT
NAME                  GRANTED (#)      FISCAL YEAR     BASE PRICE        DATE        VALUE
                                                         ($/sh)                     ($) (1)
- ---------------------------------------------------------------------------------------------
A.E. Benton             125,000           15.2%          $5.625          4/21/04     $390,238

A.E. Benton             125,000           15.2%           9.125         12/30/04      633,263

William H. Gumma         50,000            6.1%           5.625          4/21/04      156,095

William H. Gumma         50,000            6.1%           9.125         12/30/04      253,305

David H. Pratt           20,000            2.4%           5.625          4/21/04       62,438

- -------------------------
(1) To calculate the present value of option/SAR grants, the Company has used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model for the stock options granted on April 21, 1994 are based on the assumptions that include (i) a stock price volatility of 48.14%, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 6.99% and (iii) an option exercise term of ten years. The estimated values under that model for the stock options granted on December 30, 1994 are based on the assumptions that include (i) a stock price volatility of 48.14%, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 7.82% and (iii) an option exercise term of ten years. No adjustments were made for the non-transferability of the options or to reflect any risk of forfeiture prior to vesting. The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The Company's use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, including the assumption that the option will be held for the full ten-year term prior to exercise.

        The following table provides information regarding the exercise of stock options during 1994 by certain individuals and the year-end value of unexercised options for certain individuals.


                              AGGREGATED OPTIONS/SAR EXERCISES IN 1994 AND YEAR-END OPTION/SAR VALUES

                                                              NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS/SARS AT YEAR-END(#)   IN-THE-MONEY OPTIONS/SARS($)
                                                           ---------------------------   ----------------------------
                       SHARES ACQUIRED         VALUE
       NAME           ON EXERCISE (#)       REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------------------
A.E. Benton                  0                 $0            551,667         383,333      $1,428,834       $547,917

William H. Gumma             0                 $0            217,367         158,333         506,002        226,042

David H. Pratt               0                 $0            113,333          36,667         359,633         84,167


 EMPLOYMENT AGREEMENTS

   In June 1992, the Board of Directors approved employment agreements with certain key employees of the Company (the "Employment Agreements"), which contain severance provisions in the event of a change in control of the Company. The Company has entered into similar agreements with other officers and key employees.

   Pursuant to each Employment Agreement, in the event of a proposed change in control (as defined in the Employment Agreement), the employee has agreed to remain with the Company until the earliest of (a) 180 days from the occurrence of such proposed change in control, (b) termination of the employee's employment by reason of death or disability (as defined in the Employment Agreement), or
(c) the date on which the employee first becomes entitled to receive benefits under the Employment Agreement by reason of disability or termination of his employment following a change in control. Except for this agreement by the employee to so remain employed by the Company, the Company or the employee may terminate the employee's employment prior to or after a change in control either immediately or after certain notice periods, subject to the Company's obligation to provide benefits specified in the Employment Agreement.

   Each Employment Agreement is for a period of either two or three years. In the event of a change in control, the term of the Employment Agreements will continue in effect for an additional 24 months after such change in control, subject to certain exceptions described therein. Following a change in control of the Company and for a period of 24 months following such event, if the employee is terminated without cause (as defined in the Employment Agreement) or if employment is terminated by the employee for good reason (as defined in the Employment Agreement), the employee is entitled to a cash severance payment equal to three times his annual base salary at the rate in effect prior to termination. The employee, and his dependents, will also be entitled to participate in all life, accidental death, medical and dental insurance plans of the Company in which the employee was entitled to participate at termination for a period of up to two years (and up to seven years in certain circumstances). However, such amounts will not be payable if termination is due to death, normal retirement, permanent disability, or voluntary action of the employee other than for good reason (as defined in the Employment Agreement), or by the Company for cause (as defined in the Employment Agreement) or if such payment is not deductible by the Company as a result of the operation of Section 280G of the Internal Revenue Code.

   Messrs. Benton, Gumma and Pratt each entered into employment agreements for terms of three years on June 26, 1992. Pursuant to the employment agreements, Mr. Benton's initial base salary was $165,000, Mr. Gumma's initial base salary was $105,000 and Mr. Pratt's initial base salary was $90,000. For 1994, Mr. Benton's annual base salary was $250,000, Mr. Gumma's annual base salary was $175,000 and Mr. Pratt's annual base salary was $110,000. Salaries are reviewed annually and bonuses are within the discretion of the Board of Directors.

REMUNERATION OF DIRECTORS

   Directors are elected at the annual stockholders' meeting and hold office until the next annual stockholders' meeting and until their successors are elected and qualified. Directors who are not Company officers are paid a fee of $2,000 for each Board meeting attended, $500 for each committee meeting attended and $250 for participation in telephonic meetings. Directors are reimbursed for all travel and related expenses. Beginning July 1995, in addition to the fees paid per meeting, each director who is not a Company officer will be paid an annual retainer of $20,000.

   Additionally, the Company's Director Stock Option Plan provides that each person who is elected to serve as a non-employee director of the Company is annually and automatically granted an option to purchase 10,000 shares of Common Stock at an exercise price equal to the market price on the date of grant.

   During 1994, Mr. Wray served as a consultant to the Company to provide financial advice. In consideration of such services, the Company paid Mr. Wray an aggregate of $208,872 during 1994, paid moving expenses of $5,257 and reimbursed Mr. Wray for all travel and business related expenses. The Company has provided Mr. Wray with use of a Company car for 1995. See "Certain Relationships and Related Transactions."


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Benton Oil and Gas Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   COMPENSATION PHILOSOPHY. The Company's executive compensation philosophy has historically been and is currently focused on aligning the interests of its management team with those of its stockholders. In order to attract, maintain and reward its key management personnel, the Committee believes that it is appropriate to grant to these employees and to newly hired key personnel stock options as an integral part of their overall compensation. The Committee has no established criteria, formula or guidelines for determining the number of options to be granted. However, the Committee believes that granting stock options has the inherent benefit of directly aligning compensation to stock performance and thus to increase stockholder value. The Compensation Committee does not consider the amount of options or stock held by an executive officer or the Chief Executive Officer in determining the amount of options to award. The base salary, bonus and number of stock options granted to an individual is based upon the Committee's understanding of the performance of each individual determined after consultation and recommendations from the Chief Executive Officer and after a subjective performance review of each of the executive officers.

Certain of the executive officers have entered into employment agreements with the Company which provided for an initial base salary with an annual review of such employee's salary by the Company. Although no relative weight is assigned to any particular factor in determining the elements and size of an executive officer's compensation, the Committee in 1994 considered the expansion of the Company's operations, particularly in Russia and Venezuela, and the expanded role and responsibility of the executive officers in the Company's international operations, as well as the base salary provisions set forth in certain of the executive officers' employment agreements.

   Because of the Company's need to retain its cash for its oil and gas activities, it continues to limit the cash compensation to its executives and grant stock options as a method of offsetting lower cash compensation. Generally, the Compensation Committee reviews published compensation data and proxies from other public companies on an annual basis when making compensation awards to the Company's executive officers. The Company has not hired any independent consultants to review similar companies, but from its general review of published compensation data and proxy statements from other public companies, the Compensation Committee believes that the cash compensation paid to its executives is lower than what they could receive from other exploration and production companies, even with the increases in base salaries which took effect January 1, 1994.

   The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under
Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.

   CHIEF EXECUTIVE OFFICER COMPENSATION. In determining the 1994 salary, bonus and annual stock grants to Mr. Benton, CEO, the Committee considered the Company's successes in expanding its operations internationally as well as domestically and the significant contribution made thereto by Mr. Benton, with no relative weight assigned to any particular factor of the Company's operational performance. In addition, the Committee considered the initial base salary provision ($165,000) set forth in the employment agreement between the Company and Mr. Benton. In keeping with the Committee's overall compensation philosophy discussed above, Mr. Benton's salary was increased from 1993 to 1994 by 33% to $250,000. Stock options for 125,000 shares were granted in April 1994 at an exercise price of $5.625 per share and stock options for 125,000 shares were granted in December 1994 at an exercise price of $9.125 per share. The Committee has no established measures of performance, guidelines or formula it uses when determining the number of stock options granted to the Chief Executive Officer and does not consider the number of options or stock held by the Chief Executive Officer in determining the number of options to award.


     RICHARD W. FETZNER        BRUCE M. MCINTYRE        MICHAEL B. WRAY


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee of the Board of Directors during 1994 were Messrs. Wray, Fetzner and McIntyre. Mr. Benton, Chief Executive Officer of the Company, made recommendations to the Compensation Committee regarding compensation levels of each of the other executive officers of the Company. On January 24, 1994, Mr. Wray entered into a consulting agreement with the Company to provide financial advice for a period of six months with compensation of $15,000 per month. In May 1994, as amended in January 1995, Mr. Wray's January consulting agreement was canceled and a new consulting agreement was entered into pursuant to which Mr. Wray will provide financial advice through December 31, 1995, with compensation of $20,000 per month and the use of a Company car, with all travel and business related expenses reimbursed by the Company.

                          CORPORATE PERFORMANCE GRAPH

   The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Benton Oil and Gas Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   The graph below compares the yearly percentage change in the cumulative stockholder return on the Company's Common Stock with the cumulative total return of the Wilshire Domestic Oil Index and the S&P Composite - 500 Stock Index over the five-year period ending on December 31, 1994. The stockholder return shown on the graph below is not necessarily indicative of future performance.

    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF BENTON COMMON STOCK,
             THE WILSHIRE DOMESTIC OIL INDEX AND THE S&P 500 INDEX


                        PERFORMANCE GRAPH APPEARS HERE



Measurement Period           BENTON          WILSHIRE          S&P
(Fiscal Year Covered)        COMMON STOCK    DOMESTIC OIL      500 INDEX
- ---------------------        ------------    ------------      ----------

Measurement Pt- 12/29/89        $100.00         $100.00          $100.00
FYE  12/31/90                   $333.00         $ 95.00          $ 97.00
FYE  12/31/91                   $344.00         $ 89.00          $126.00
FYE  12/31/92                   $241.00         $ 94.00          $136.00
FYE  12/31/93                   $205.00         $103.00          $150.00
FYE  12/30/94                   $374.00         $106.00          $152.00

TOTAL RETURNS ASSUME DIVIDENDS REINVESTED ON EX-DATE.
FISCAL YEAR ENDING DECEMBER 31.


   The Wilshire Domestic Oil index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index will be provided, without charge, upon request to Investor Relations, Benton Oil and Gas Company, 1145 Eugenia Place, Suite 200, Carpinteria, California 93013, or can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In January 1994, the Company entered into a consulting agreement with Mr. Wray, a director of the Company, to provide financial advice for a period of six months with compensation of $15,000 per month. Mr. Wray has significant experience in investment banking, financial management in the oil and gas industry and financial consulting. The fees payable pursuant to the consulting agreement were determined based upon negotiations with Mr. Wray, with compensation comparable to fees paid to unaffiliated management consultants and financial consultants. In May, 1994, as amended in January 1995, the Company entered into a new consulting agreement with Mr. Wray pursuant to which Mr. Wray will provide advice through December 31, 1995, with compensation of $20,000 per month and the use of a Company car, with all travel and business related expenses reimbursed by the Company. The term and compensation arrangement were modified in recognition of the expertise actually provided by Mr. Wray and the Company's desire to retain his continued participation and service, as negotiated with Mr. Wray. Mr. Wray has been instrumental in negotiating and closing certain financing arrangements entered into by the Company since January 1994, and has provided insight and direction in the Company's efforts to pursue financing for its international projects. The Company believes that the fees paid to Mr. Wray pursuant to the consulting agreements are comparable to those fees that would be charged by independent consultants providing similar services.

   On December 31, 1993, the Company guaranteed a loan made to Mr. Benton for $300,000. The promissory note evidencing such indebtedness is due and payable on June 30, 1995, with an annual interest rate of 5.85%. The Company secured the guarantee by a deposit of $300,000 with the bank who loaned the money to Mr. Benton. In January 1994, the Company loaned $800,000 to Mr. Benton in the form of a promissory note with interest at prime plus 1%. The promissory note is payable in November 1995, or upon demand by the Company, whichever occurs first. In September 1994, Mr. Benton made a payment of $207,014 against this loan. The Company loaned Mr. Pratt $95,000 on November 11, 1993 on the same terms as the $800,000 loan to Mr. Benton. The loan is payable in November 1995.

                    PROPOSAL 2. -- AMENDMENT TO DIRECTORS'
                       STOCK OPTION PLAN (SEE EXHIBIT A)

   The stockholders are asked to approve an amendment to the Directors' Stock Option Plan (the "Plan") to increase the number of shares issuable pursuant to the plan from 200,000 shares to 400,000 shares. The plan, which was approved by the stockholders in July 1992, permits the granting of non-qualified stock options ("Director NQSOs") for up to 200,000 shares of Common Stock to nonemployee directors of the Company. Each person who is first elected or appointed to serve as a nonemployee director of the Company and who has not been an employee of the Company or any subsidiary during the one year prior to such election or appointment is automatically granted an option to purchase 10,000 shares of Common Stock. Director NQSOs for 10,000 shares of Common Stock were automatically granted to each nonemployee director on the effective date of the Directors' Plan (September 26, 1991), subject to stockholder approval, and an additional Director NQSO for 10,000 shares of Common Stock is automatically granted to each nonemployee director on each anniversary of the effective date of the Directors' Plan, subject to certain limitations. There are currently three directors eligible to participate in the Directors' Plan.

   Each of the Director NQSOs is exercisable at a price equal to the fair market value of Common Stock on the date of grant. Each of Messrs. Wray, McIntyre and Fetzner have been granted an option to purchase 10,000 shares of Common Stock at $10.125, $6.25, $7.00 and $6.813 per share in September 1991, 1992, 1993 and
1994, respectively. The Directors' Plan also provides for the automatic grant of limited rights. Such limited rights are exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any stock option. Limited rights are exercisable only during a sixty day period in connection with a change in control of the Company, in accordance with the terms of the Plan. The exercise of limited rights obligates the Company to pay to the holder thereof cash in an amount calculated in accordance with the Plan, and terminates stock options to the extent of the number of shares of Common Stock of the Company with respect to which the limited right is exercised.

   The exercise price for all such options may be paid in cash or shares of Common Stock. If a nonemployee director dies or becomes ineligible to participate in the Plan due to disability, his Director NQSOs expire on the first anniversary of such event. Director NQSOs expire three months after the director ceases to serve as a member of the Board for any reason other than death, disability, or dismissal for cause, unless the director is immediately employed by the Company. If a nonemployee director retires with the consent of the Company, his Director NQSOs expire 90 days after his retirement. In no event may a Director NQSO be exercised more than ten years from the date of grant. Options and limited rights are not transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

   The Plan may be amended, modified or terminated by the Board of Directors at any time, subject to approval by the stockholders if required by federal or state law or other regulation, and provided that the Plan is not amended more than once every six months. The rights of optionees may not be materially impaired without their consent.

   In April 1995, the Board of Directors approved an amendment to the Plan to increase the number of shares issuable pursuant to the Plan from 200,000 shares to 400,000 shares, since only 40,000 shares remain authorized for issuance thereunder. The Board of Directors recommends that the amendment to the Plan be approved by the stockholders of the Company in recognition of the valuable service provided by the Company's non-employee directors and as incentive for non-employee directors, aligned with stockholders, to continue to devote their time and effort to maximizing stockholder value.

   The affirmative vote of the holders of a majority of the shares present or represented, and entitled to vote, is required for approval of the amendment to the Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF APPROVING THE AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN.

   The following table provides information regarding 1994 benefits to persons specified therein pursuant to the Plan.


                                 1994 BENEFITS

                         DIRECTORS' STOCK OPTION PLAN

NAME AND POSITION                          DOLLAR VALUE    NUMBER OF UNITS
- --------------------------------------------------------------------------
A.E. Benton                                     0                  0
President and Chief Executive Officer

William H. Gumma                                0                  0
Senior Vice President - Operations

David H. Pratt                                  0                  0
Chief Financial Officer

Executive Officers                              0                  0
as a group

Non-Executive Directors                        (2)               30,000
as a group (3 persons) (1)

All employees                                   0                  0
as a group

- ---------------------

(1) Includes all current directors who are not executive officers, each of whom received options to purchase 10,000 shares of common stock in 1994 pursuant to the Plan.

(2) The options were granted at an exercise price equal to the market price on the date of grant ($6.813 per share on September 26, 1994). At June 21, 1995, the last sale price of the Common Stock on the NASDAQ - NMS was $14.063 per share, providing an unrealized dollar value on such date for the aggregate options granted in 1994 of $217,500.

                 PROPOSAL 3. - INDEPENDENT PUBLIC ACCOUNTANTS

   The stockholders are asked to approve and ratify the Board of Directors' appointment of Deloitte & Touche LLP as the independent auditors of the Company for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 1995. Deloitte & Touche LLP has been performing services of an accounting and auditing nature for the Company since its inception. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. At that time, such representatives will have an opportunity to make a statement, if they desire to do so, and will be able to respond to appropriate questions.

   An affirmative vote of the holders of a majority of the shares present or represented, and entitled to vote, is required for approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

   Proxies returned by stockholders will be voted FOR the approval of Deloitte & Touche LLP as independent auditors of the Company unless otherwise directed in the Proxy.


                             FINANCIAL STATEMENTS

   The financial statements of the Company are not included in this Proxy Statement as they are not deemed material to the exercise of prudent judgment by the stockholders with respect to any proposal to be submitted at this Annual Meeting. The Annual Report of the Company for the year ended December 31, 1994, including the audited financial statements contained therein, is enclosed with this Proxy Statement, but such Annual Report is not deemed to be part of the proxy soliciting material.


                            STOCKHOLDERS' PROPOSALS

   Stockholders' proposals intended for inclusion in the Proxy material solicited by the Company for the 1996 Annual Meeting of Stockholders must be received at the Company's executive offices not later than February 7, 1996.
The Company is not required to include in its Proxy Statement or form of proxy a stockholder proposal which is received after the date or which otherwise fails to meet requirements for stockholders' proposals established by regulations of the Securities and Exchange Commission.


                                    GENERAL

   The Proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the meeting or any adjournment thereof, but the Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders and matters incident thereto. The persons named in the Proxy solicited by management will vote all properly executed Proxies. If a stockholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. Where no choice is specified, the Proxy will be voted FOR Proposals One, Two and Three. If any matter not set forth in the Notice of Annual Meeting of Stockholders is properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment. The presence at the Annual Meeting in person or by Proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum as prescribed by the Bylaws of the Company.

   The entire cost of soliciting proxies for the Annual Meeting will be borne by the Company. First Interstate Bank of California and Corporate Investor Communications, Inc. have been retained by the Company to assist in the solicitation of proxies at a cost of $4,000 plus reimbursement of reasonable out-of-pocket expenses. Proxies may also be solicited by officers, directors and regular employees of the Company personally, by mail, or by telephone or telegraph, and the Company may reimburse brokers, custodian banks, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

                                           By Order of the Board of Directors



                                           A. E.  BENTON
                                           Chairman of the Board,
                                           Chief Executive Officer and President


June 21, 1995

                                   EXHIBIT A
                           BENTON OIL AND GAS COMPANY
                     RESTATED DIRECTORS' STOCK OPTION PLAN


I.   PURPOSE

   The purpose of this Directors' Stock Option Plan (the "Plan") is to assist Benton Oil and Gas Company in attracting, motivating and retaining qualified non-employee directors and aligning the interests of non-employee directors with
                       ---------------------------------------------------------
those of the stockholders of the Company by providing a means whereby non-
- ----------------------------------------                              ---
employee directors will be given an opportunity to acquire a proprietary
- ------------------
interest in the Company's future growth.

II.  CERTAIN DEFINITIONS

When used in this Plan, unless the context otherwise requires:

   2.1  "Board of Directors" or "Board" shall mean the Board of Directors of
         ------------------      -----
Benton Oil and Gas Company as constituted at any time.

   2.2  "Change of Control" shall mean any of the following events:
         -----------------

        (a) Any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any company owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company) is or becomes the "Beneficial Owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of Company's outstanding securities;

        (b) Individuals who constitute the Board on the effective date of the Plan (the "Incumbent Board") ceases for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such effective date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Company in which such person is named as a nominee for director, without objection to such nomination ) shall be, for purposes of this clause (B), considered as though such person were a member of the Incumbent Board;

        (c) The stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than (1) any such transaction which would result in at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being "Beneficially Owned" (as defined above) by 75% or more of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no "Person" (as defined above) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

        (d) The stockholders of the Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets.

   Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred with respect to any particular Director by virtue of any transaction which results in such Director, or a group of Persons which includes such Director, acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's outstanding securities.

   2.3  "Committee" shall mean the Committee as described in Section III hereof.
         ---------

   2.4  "Common Stock" shall mean a share of Common Stock, par value $0.01 per
         ------------
share, of the Company.

   2.5  "Company" shall mean Benton Oil and Gas Company.
         -------

   2.6  "Director" shall mean a person who, on any date a Directors' Option
         --------
would be granted to a Director hereunder, is a member of the Board of Directors but who is not then an employee of the Company or any Subsidiary and is a
                                                                 --------
disinterested party as defined in Rule 16b-3 of the Exchange Act; provided,
- ----------------------------------------------------------------
however, that no member of the Board serving as a result of a nomination or appointment pursuant to the terms of any debt instrument, preferred stock, underwriting agreement, or other contract entered into by the Company shall be deemed a Director for purposes of the Plan.

   2.7  "Directors' Options"  shall mean options to purchase shares (subject to
         ------------------
adjustment pursuant to Section 6.2 hereof) of Common Stock which may be granted by the Company to each Director pursuant to Section VII.

   2.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended
         ------------
from time to time.

   2.9  "Fair Market Value" of a share of Common Stock on any date shall mean
         -----------------
the closing price of Common Stock as reported in the Wall Street Journal for securities listed on the NASDAQ-NMS for the date in question, or, if no such closing price is available, the closing price on the next preceding date for which a closing price was so reported.

   2.10 "Limited Right"  shall mean the right, granted pursuant to Section VIII,
         -------------
to receive payment, in cash, following a Change of Control, of an amount equal to the product computed by multiplying (i) the excess of (a) the higher of (x) the Minimum Price Per Share, if the Change of Control occurs as a result of a transaction, tender offer or exchange offer, or (y) the highest Fair Market Value per share during the period commencing thirty days prior to the Change of Control and ending immediately prior to the date the Limited Right is exercised, over (b) the exercise price per share under the Directors' Option to which such Limited Right relates, by (ii) the number of shares of Common Stock as to which such Limited Right is being exercised provided that, in the case of a Limited Right that has not been outstanding at least seven months at the time the Change of Control occurs, the amount computed under part (a) of the foregoing formula shall be equal to the highest amount that could be computed under part (y) of such formula using a Fair Market Value that first became determinable (with such Fair Market Value otherwise determined in accordance with the foregoing formula).

   2.11 "Minimum Price Per Share"  shall mean the highest gross price (before
         -----------------------
brokerage commissions and soliciting dealer's fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution or upon liquidation or otherwise) in any Transaction, tender offer or exchange offer occurring prior to the date on which such Limited Right is exercised. If the consideration paid or to be paid in any such transaction, tender offer or exchange offer shall consist, in whole or in part, of consideration other than cash, the Board or Committee shall take such action, as in its judgment it deems appropriate, to establish the cash value, if any, attributed to such consideration in wiring by any party to such Transaction, tender offer or exchange offer other than the Company.

   2.12 "Plan" shall mean the Restated Directors' Stock Option Plan of the
        -----                 --------
Company initially authorized and adopted by the Board of Directors at its
        ---------
meeting held on September 26, 1991, as restated by adoption by the Board on
                                    ---------------------------------------
April 26, 1995 and as amended from time to time.
- --------------

   2.13 "Subsidiary" shall mean any corporation in which the Company owns,
         ----------
directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

   2.14 "Transaction" shall mean (A) any consolidation or merger of the Company
         -----------
in which the Company is not the surviving corporation other than a merger solely to effect a reincorporation or a merger of the Company as to which stockholder approval is not required pursuant to Sections 251(f) or 253 of the Delaware General Corporation Law, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 50% or more of the assets or earnings power of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

III.    ADMINISTRATION

   The Plan shall be administered by the Board of Directors or by a Committee which shall consist of such members of the Board as may be appointed by the
Board.  The Board and, if any, the Committee, shall have full power and authority to construe, interpret and administer the Plan and to make determination which shall be final, conclusive and binding upon all persons, including but not limited to the Company, the stockholders and any person having an interest in any Directors' Options, provided that a Director shall disqualify himself from deciding any question that is unique to his own Directors' Option.
If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan. Members of the Board
                                                            --------------------
or Committee, if applicable, shall be indemnified by the Company for any and all
- --------------------------------------------------------------------------------
liabilities and/or costs incurred by the members in performance of their
- ------------------------------------------------------------------------
functions under the Plan if such members did not act dishonestly or in willful
- ------------------------------------------------------------------------------
violation of the law or regulation under which such liability and/or cost
- -------------------------------------------------------------------------
arises.  This indemnification shall not duplicate but may supplement any
- ------------------------------------------------------------------------
coverage available under any applicable insurance.
- --------------------------------------------------

IV.  COMPLIANCE WITH RULE 16B-3

   It is the intent of the Company that the Plan comply in all material respects with Rule 16b-3 under the Exchange Act, including the "formula" plan provisions of Rule 16b-3(c)(2). Accordingly, if any provision of the Plan or any agreement hereunder does not comply with the applicable requirements of Rule 16b-3, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

V. ELIGIBILITY

   5.1  Eligible Directors.  Directors' Options and Limited Rights may be
        ------------------
granted only to Directors; members of the Board who are not Directors and employees of the Company or any of its Subsidiaries are not eligible to receive Directors' Options or other awards under the Plan.

   5.2  Option Agreement.  Each Directors' Option shall be evidenced by a
        ----------------
written agreement ("Option Agreement") containing such terms and provisions as the Board or Committee may determine, subject to the provisions of this Plan.

VI.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

   6.1  Maximum Number.  The maximum aggregate number of shares of Common Stock
        --------------
that may be issued under the Plan shall be 400,000 shares.  Such shares may be
                                           -------
authorized and unissued shares or may be treasury shares. If any shares of Common Stock subject to a Directors' Option are not purchased before such Directors' Option expires or otherwise terminates, unless the Directors' Option is surrendered upon exercise of a Limited Right, such shares may again be made subject to a Directors' Option.

   6.2  Capital Changes.  In the event any changes are made to the shares of
        ---------------
Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of one percent (1%) at any single time, stock split, combination of shares, exchange of shares, extraordinary cash dividend, change in corporate structure or otherwise), the Board or Committee shall, in order to prevent dilution or enlargement of Participants' rights, make appropriate adjustments in: (i) the number and kind of shares of Common Stock theretofore made subject to Directors' Options, and/or in the exercise price of said shares; and (ii) the aggregate number and kind of shares which may be issued under the Plan. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.    ANNUAL OPTION GRANTS

   7.1  Initial Grants to New Directors.  A Directors' Option to purchase 10,000
        -------------------------------
shares of Common Stock shall be automatically granted to each person who is first elected or appointed to serve as a member of the Board after the effective date of the Plan and who, at the time of such election or appointment, is a Director and was not, during the one-year period prior to the date of such election or appointment, an employee of the Company or any Subsidiary.

   7.2  Annual Grants to Directors.  A Directors' Option to purchase 10,000
        --------------------------
shares of Common Stock shall be automatically granted to each Director on the effective date of the Plan, and an additional Directors' Option to purchase 10,000 shares of Common Stock shall be granted on each anniversary of the effective date of the Plan to each Director; provided, however, that a Directors' Option shall not be granted under this Section 7.2 to a Director in a given year if, during the six-month period prior to and including the date the Directors' Option would otherwise be granted pursuant to this Section 7.2, such Director either was granted a Directors' Option pursuant to Section 7.1 or such Director was an employee of the Company or any Subsidiary.

   7.3  Terms of Directors' Options.  Directors' Options shall be nonstatutory
        ---------------------------
stock options which shall be granted for no consideration other than services, and shall be subject to the following terms and conditions:

          (i) Exercise Price.  The exercise price per share of Common Stock
              --------------
purchasable under a Directors' Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors' Option. A Directors' Option shall be exercised by giving written notice of exercise to the Company accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Common Stock acquired by the Director at least six months prior to the exercise date (if the repurchase of shares by the Company is permissible on the date of exercise under applicable law), or a combination of a cash payment and such a surrender of shares. Each share surrendered in payment of the exercise price shall be valued at its Fair Market Value at the exercise date.

          (ii) Term and Termination of Services.  Each Directors' Option shall
               --------------------------------
expire ten years after the date of grant, provided, however, that, if a Director ceases serving as a member of the Board by reason of being dismissed for cause, such options shall terminate three month after the date of dismissal.

   7.4  Option Vesting Upon Change of Control of the Company.  In the event of a
        ----------------------------------------------------
Change of Control of the Company, the vesting of Directors' Options granted pursuant to the Plan shall automatically be accelerated, so that all Directors' Options outstanding at the time of such Change of Control will be exercisable immediately (except as otherwise provided in Section 2.2).

VIII.   LIMITED RIGHTS

   8.1  Grant of Limited Rights.  A Limited Right shall be automatically granted
        -----------------------
to each Director concurrently with the grant of each Directors' Option to such Director. Such Limited Right shall be exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any such Directors' Option, at the times specified in Section 8.2, and shall expire at the time the Directors' Option to which the Limited Right relates expires.
Other provisions of this Section 8.1 and Section 8.2 notwithstanding, a Limited Right shall not be exercisable within six months after the date such Limited Right is deemed to be granted for purposes of Section 16 of the Exchange Act. Each Director to whom Limited Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

   8.2  Exercise of Limited Rights.  Subject to the limitations set forth in
        --------------------------
Section 8.1, a Limited Right may be exercised only during the period beginning on the first day following the occurrence of a Change of Control and ending on the sixtieth day following such date; provided, however, that if the Change of Control occurs prior to the expiration of six months after the date of grant of a Limited Right, then, solely for purposes of each Limited Right, the Change of Control shall be deemed to have occurred at the expiration of such six-month period, and such Limited Right shall be exercisable for a period of 60 days following the expiration of such six-month period. Upon the occurrence of a tender or exchange offer constituting a Change of Control, a Limited Right may be exercised in such manner regardless of whether the Board supports or opposes such tender or exchange offer. A Director shall exercise his Limited Right by delivery a written notice to the Board of Directors specifying the number of shares with respect to which he exercises a Limited Right and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Directors' Option. If a Director exercises a Limited Right, payment of his Limited Right shall be made in accordance with Section 8.3 on or before the thirtieth day after the date of exercise of the Limited Right. In the event a Director ceases being a member of the Board after a Change of Control, a Limited Right shall remain exercisable for so long as the Directors' Option to which it relates is exercisable, as provided in Section 7.3. Notwithstanding the above, if a Director ceases being a member of the Board before the occurrence of any Change of Control, his Limited Rights shall expire immediately.

   8.3  Form of Payment.  If a Director elects to exercise a Limited Right as
        ---------------
provided in Section 8.2, the Company shall pay to the Director in cash the amount set forth in Section 2.10 hereof, calculated with respect to the shares as to which the Director has exercised such Limited Right, within thirty days of the date of exercise of the Limited Right. If such amount is not paid in full within the prescribed period, the Company shall be liable to such Director for the costs of collection of such amount, including attorney's fees.

   8.4  Termination.  When a Limited Right is exercised, the Directors' Option
        -----------
to which it relates, if any, shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such Limited Right was exercised. Upon the exercise or termination of a Directors' Option, any Limited Right granted with respect thereto shall terminate to the extent of the number of shares as to which such Directors' Option was exercised or terminated.

IX.  NON-TRANSFERABILITY

   No Directors' Option or Limited Right granted under this Plan, nor any other rights acquired by a Director under this Plan, shall be assignable or transferable by a Director, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code (the "Code") or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"). In the event of his death, the Directors' Option or any Limited Right may be exercised by the Personal Representative of the Director's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Director's will or under the applicable laws of descent and distribution.

X. NO RIGHTS AS A STOCKHOLDER

   A Director shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Directors' Option, until such Directors' Option is exercised. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Director, or in any other rights of the Director upon exercise of a Directors' Option, by reason of any dividend, distribution, or other right granted to stockholders for which the record date is prior to the date of exercise of the Director's Option.

XI.  AMENDMENT

   The Company by action of the Board may amend, modify or terminate this Plan at any time or amend, modify, or terminate any outstanding option agreement, except that any such amendment, modification or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable, provided that any Plan provision that specifies the Directors who may receive Directors' options, the amount and price of securities to be awarded to such Directors, and the timing of awards to such Directors, or is otherwise a "plan provision" within the meaning of Rule 16b-3(c)(2)(ii)(B) under the Exchange Act or any successor provision thereto, shall not be amended more than once every six months, other than to conform with changes in the Code, ERISA, or the rules thereunder. Moreover, no action may be taken by the Company without the consent of the affected Director which will materially impair the rights of such Director under any award.

XII.    REGISTRATION OF OPTIONED SHARES

   The Directors' Options shall not be exercisable unless the sale of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the sale of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and unless, in the opinion of such counsel, the sale would be exempt from the registration or qualification requirements of applicable state securities law.

XIII.   FINANCING ARRANGEMENTS

   The Board of Directors or Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise of Directors' Options and disposition of shares acquired upon such exercise, including, without limitation, arrangements for the simultaneous exercise of Directors' Options and sale of the shares acquired upon such exercise, provided that so such arrangements may be made if the making of such arrangements, or the authorization of such arrangements pursuant to this
Section XIII, would cause the Plan to no longer constitute a "formula" plan meeting the requirements of Rule 16b-3(c)(2) under the Exchange Act, or any successor thereto.

XIV.    EFFECTIVE DATE

   This Plan was authorized and adopted by the Board of Directors and became effective on September 26, 1991, subject to approval by the Company's stockholders at the annual stockholders' meeting in 1992 by the affirmative votes of the holders of a majority of shares present in person or represented by proxy, and entitled to vote at such meeting, or any adjournment thereof, or by the written consent of the holders of a majority of shares entitled to vote, in each case in accordance with applicable provisions of the Delaware General Corporation Law. Any Directors' Option and related Limited Rights granted under the Plan prior to such approval of stockholders shall be effective when granted, but no such award may be exercised prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such award shall be cancelled. Unless earlier terminated by the Board, the Plan shall terminate when no shares of Common Stock remain reserved and available for issuance and the Company has no further obligation with respect to any award granted under the Plan.

- --------------------------------------------------------------------------------

PROXY
                          BENTON OIL AND GAS COMPANY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 26, 1995

  The undersigned hereby appoints A.E. Benton and Gregory S. Grabar, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Benton Oil and Gas Company (the "Company") and any adjournments or postponements thereof and to vote all shares of common stock the undersigned would be entitled to vote as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the meeting.

1. ELECTION OF DIRECTORS:

   [_] FOR all nominees listed below
       (except as marked to the contrary below).

   [_] WITHHOLD AUTHORITY
       to vote for all nominees listed below.

              A.E. Benton, William H. Gumma, Bruce M. McIntyre,
                      Michael B. Wray, Richard W. Fetzner

(INSTRUCTION: To withhold authority for any individual nominee, write the nominee's name on the space provided below.)

- --------------------------------------------------------------------------------
2. To approve an amendment to the Company's Director Stock Option Plan to increase the number of shares authorized to be issued thereunder from 200,000 shares to 400,000 shares.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To approve and ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1995.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                   (Continued and to be signed on other side)

- --------------------------------------------------------------------------------




- --------------------------------------------------------------------------------
                          (continued from other side)

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

Date: __________________________________________________________________, 1995


______________________________________________________________________________
                               (Signed)


______________________________________________________________________________
                               (Signed)

If the shares are issued in the name of two or more persons, each person should sign the Proxy. If the shares are issued in the name of a corporation or a partnership, please sign in the corporate name, by President or other authorized officer, or in the partnership name, by an authorized person.

Please sign exactly as your name appears and return this Proxy promptly in the accompanying postage-paid envelope. When signing as an Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give your full title as such.

       SHOULD YOU WISH TO ATTEND THIS MEETING PLEASE CHECK THIS BOX. [_]
                 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY

- --------------------------------------------------------------------------------